Exhibit 99.3

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-88422, 33-99196, 33-94974, 333-65799, 333-36159, 333-82418, 333-82416 and 333-140539) of Acorn Energy, Inc. of our report dated January 18, 2008 with respect to the consolidated and combined financial statements of CESI-SCR, Inc. and subsidiary and CESI-Tech Technologies, Inc., included in the Current Report (Form 8-K/A) dated November 7, 2007 of Acorn Energy, Inc.

/s/ Ernst & Young LLP

Phoenix, Arizona
January 18, 2008